MML SERIES INVESTMENT FUND

Supplement dated March 6, 2009 to the

Prospectuses dated May 1, 2008 and May 1, 2008, revised as of September 2, 2008

This supplement provides new and additional information beyond that contained in the Prospectuses and any previous supplements. It should be retained and read in conjunction with the Prospectuses and any previous supplements.

The following information pertains to the MML Growth Equity Fund:

The Board of Trustees of MML Series Investment Fund has approved an Agreement and Plan of Reorganization pursuant to which MML Growth Equity Fund will be reorganized with and into MML Blue Chip Growth Fund (the “Reorganization”). The Reorganization, which does not require shareholder approval, is expected to be completed on or about May 1, 2009. MML Growth Equity Fund will bear the expenses of the Reorganization. For more information about MML Blue Chip Growth Fund, please contact MassMutual at 1-888-309-3539 to obtain a copy of that Fund’s Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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